SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 1999
                                                        ------------------

                              FUELCELL ENERGY, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

                0-24852                                  06-0853042
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        (Commission File Number)            (I.R.S. Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut                 06813
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 (Address of Principal Executive Offices)                (Zip Code)

                                  (203)825-6000
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              (Registrant's Telephone Number, Including Area Code)

                           ENERGY RESEARCH CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events.
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                  On September 21, 1999, Energy Research Corporation, a New York
corporation ("ERC") and the sole stockholder of the Registrant, merged with and into the Registrant (the "Merger") for the purpose of changing ERC's state of
incorporation   from  New  York  to  Delaware   (the   "Reincorporation").   The
Reincorporation was approved by the holders of more than two-thirds of ERC's outstanding shares of Common Stock at ERC's Special Meeting of shareholders (the "Special Meeting") held on September 2, 1999. At the Special Meeting, ERC's shareholders also approved changing ERC's corporate name to FuelCell Energy, Inc. and increasing the number of authorized shares of Common Stock, $.0001 par value of ERC from 8,000,000 to 20,000,000 shares. Both of these changes also have been effected by the Merger.

         The Reincorporation will not result in any changes in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Company. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of the Registrant following the Reincorporation.

         Shareholders  of ERC will not be  required  to  undertake  a  mandatory exchange of their shares of ERC's Common Stock. By virtue of the Reincorporation, certificates for shares of ERC's Common Stock will automatically represent an equal number of shares of the Registrant's Common Stock. Effective September 21, 1999, the Registrant's Common Stock will be listed for trading on the American Stock Exchange under the symbol "FCL".

                  The Certificate of Incorporation and By-laws of the Registrant are attached hereto as exhibits.

Item 7.           Financial Statements and Exhibits.
------            ----------------------------------

(c)               Exhibits:

                  3.1      Certificate of Incorporation of the Registrant

                  3.2      By-laws of the Registrant

                  99       Press Release dated September 20, 1999.





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




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FUELCELL ENERGY, INC.
Dated:  September 21, 1999


                                        By:/s/ Jerry D. Leitman
                                           ---------------------
                                           Jerry D. Leitman
                                           President and Chief Executive Officer





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